North America’s Fastest Growing Charter Airline® November 2026 | OTCQB: JETMF, Cboe CA: JET, Cboe CA: JET.B Exhibit 99.3

Disclaimer This presentation was prepared by Global Crossing Airlines Group Inc. (the "Company" or "GlobalX") as a general presentation aimed solely at providing information about the Company, its operations and financial results. This presentation is furnished to (a) the members of the Company's board of directors and its committees (collectively, the "Board"), (b) certain current and prospective investors in the Company, and (c) any other person to whom this presentation or any part of it is made available, and in each case to their respective directors, officers, employees, agents, advisors and affiliates (each of the foregoing, including each member of the Board, a "Recipient"). Subject to the following paragraph, no Recipient should rely upon this presentation or use it to form the definitive basis for any decision, contract, commitment or action whatsoever, with respect to any proposed transaction or otherwise. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the Company's reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Each Recipient must hold this document, and any oral information provided in connection with this document, in strict confidence and may not communicate, reproduce, distribute or disclose it to any other person, or refer to it publicly, in whole or in part, at any time except with the Company's prior written consent. If you are not the intended recipient of this document, please delete and destroy all copies immediately. All figures are in U.S. dollars unless otherwise noted. The information contained in this presentation is provided for purposes of convenience only; it neither constitutes a basis for making any investment decision nor does it substitute for an independent collection and analysis of information. Moreover, it does not constitute a recommendation, an offer to sell or a solicitation or invitation of an offer to buy or subscribe for any securities of the Company or any of its subsidiaries or affiliates, nor shall there be any offer or sale of securities in any state or jurisdiction in which such offer or sale would be unlawful, nor does it constitute a substitute for independent judgment or independent collection and analysis of information on the part of any investor. It is expected that if any securities are ultimately offered and sold by the Company, investors in such securities will conduct their own independent investigation of the Company and the terms of any such securities, as well as the data, assumptions, estimates, appraisals, methodologies and projections contained or referred to in this presentation. To the extent this presentation describes any securities that have not been registered under the Securities Act of 1933 (the "Securities Act"), such securities may not be offered or sold in the United States or to U.S. Persons (other than distributors) unless such securities are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available. Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of any securities discussed herein or determined if the information is truthful or complete. Any representation to the contrary is a criminal offense. This presentation is dated November 5, 2026. The information and details contained in this presentation are partially provided and presented in a condensed form solely for convenience purposes. Recipients should not assume that any information in this presentation is accurate as of any date other than the date hereof or as otherwise specified herein. This presentation contains certain "forward-looking statements" and "forward-looking information", as defined under applicable United States and Canadian securities laws (collectively, "forward-looking statements"), concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this presentation include, but are not limited to, statements with respect to growth and profitability, forecasted size and growth rates of the charter market, the Company's aircraft fleet size, the destinations that the Company intends to service, future demand for block hours, increases in flight activity, expected future revenues and hours flown, estimated future cost savings, positive operating income, the expected conversion, delivery and entry into service timelines for A320 and A321F aircraft, and future contract terms. In certain cases, forward-looking statements can be identified by the use of words such as "plans", "expects", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved" suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this presentation are based on certain factors and assumptions regarding, among other things, GlobalX's receipt of financing to continue airline operations; the accuracy, reliability and success of GlobalX's business model; GlobalX's ability to accurately forecast demand; GlobalX's ability to successfully conclude definitive agreements for transactions subject to letters of intent; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX's ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; GlobalX's ability to have sufficient aircraft to provide its services; the impact of competition and the competitive response to GlobalX's business strategy; the future price of fuel; and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related to the ability to obtain financing on acceptable terms, the impact of general economic conditions, risks related to supply chain and labor disruptions, failure to retain or obtain sufficient aircraft, domestic and international airline industry conditions, failure to conclude definitive agreements for transactions subject to letters of intent, the effects of increased competition from the Company's market competitors and new market entrants, passenger demand being less than anticipated, the impact of any resurgence of COVID-19, future relations with shareholders, volatility of fuel prices, increases in operating costs, terrorism, pandemics, natural disasters, currency fluctuations, interest rates, risks specific to the airline industry, risks associated with doing business in foreign countries, the ability of management to implement GlobalX's operational strategy, the ability to attract qualified management and staff, labor disputes, regulatory risks, including risks relating to the acquisition of the necessary licenses and permits, risks related to significant disruption in, or breach in security of, GlobalX's information technology systems and resultant interruptions in service and any related impact on its reputation, and the additional risks identified in the "Risk Factors" section of the Company's reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, Recipients should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this presentation. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements. This presentation also contains future-oriented financial information and financial outlook information (collectively, "FOFI") about future revenue and sales. Such FOFI is subject to the same assumptions, risk factors, limitations and qualifications as set forth in the above paragraphs. FOFI contained in this presentation was made as of the date of this presentation and was provided for the purpose of providing further information about GlobalX's anticipated future business operations. GlobalX disclaims any intention or obligation to update or revise any FOFI contained in this presentation, whether as a result of new information, future events or otherwise, unless required pursuant to applicable law. FOFI contained in this presentation should not be used for purposes other than those for which it is disclosed herein. FOFI contained in this presentation is provided for the purpose of providing information about management's current expectations and plans relating to the future. Recipients are cautioned that such outlook or information should not be used for purposes other than those for which it is disclosed in this presentation. Exhibit 99.3

Company Overview GlobalX is North America’s Fastest Growing Charter Airline® – setting the industry standard for on-time performance and reliability. Since our inception, we have consistently proven the strength of our charter platform, the resilience of our business model, the ability to grow demand in the narrowbody passenger market, while attracting and retaining top talent. Our strong foundation is expected to enable our further ability to scale operations, revenue, and shareholder value. *Refer to “Non-GAAP Financial Measures” Slide for additional information Exhibit 99.3

Company Overview GlobalX Milestones Fleet Size: 23* *As of November 5, 2026 OTCQB: JETMF, Cboe CA: JET, Cboe CA: JET.B 4 Exhibit 99.3

Exhibit 99.3

Industry Overview

Market Opportunity


GLOBALX

A focused position in large charter and ACMI markets

$52.6B[1]

U.S. charter flights industry, 2026

Industry revenue; all aircraft types, passenger and cargo, incl. private aviation

$13.6B[2]

North America air charter, 2026E

Passenger and cargo charter services, incl. business jets

$11.8B[3]

Global ACMI (wet lease), 2026E

Aircraft, crew, maintenance and insurance; North America is the largest region

Where GlobalX competes

Narrowbody (Airbus A319/A320/A321) passenger charter and ACMI for sports teams, government, entertainment, tour operators and airlines: work that requires a Part 121 certificate, large-aircraft crews and maintenance, and on-time reliability.

$246.3M FY2025 revenue[4]

$210.4M 9M 2026 revenue[4]

1 IBISWorld, Charter Flights in the US (NAICS 48121), industry report, April 2026. 2 Fortune Business Insights, Air Charter Services Market report, last updated Oct. 19, 2026 (North America 2026 projection). 3 The Business Research Company, Aircraft ACMI Leasing Market Report 2026 (May 2026), published via Research and Markets. 4 GlobalX Form 10-K for 2025 and Form 10-Q for the quarter ended Sept. 30, 2026 (9M 2026 unaudited).

Third-party figures are estimates from publicly available report summaries, use differing definitions, include segments in which GlobalX does not operate (e.g., business jets, cargo), and have not been independently verified by the Company.

OTCQB: JETMF, Cboe CA: JET, Cboe CA: JET.B

GLOBALX | 5

Exhibit 99.3

Company Overview

Our Place in the Industry

	Scheduled Carrier (i.e. Delta)	V/S	Aircraft Crew Maintenance Insurance ACMI Operator (GlobalX)
	 **Arranges for flights before finding passengers**		 **Fly after the passengers have been arranged**
Ticket Risk	Loss incurred by vacant seats		1 passenger as profitable as 150
Fuel Costs	Exposed to variable fuel prices		Costs pass through to the passenger
Crew Costs	Exposed to ticket risk		Costs pass through to the passenger
Billing	No compensation for delays		Passenger pays by block hour
Aircraft Requirements	New high-cost aircraft (~300 hrs / month)		Used moderate-cost aircraft (~150 hrs / month)

OTCQB: JETMF, Cboe CA: JET, Cboe CA: JET.B
GLOBALX | 6

Company Overview ACMI (Aircraft, Crew, Maintenance, and Insurance) Business vs All - In Charter Business ACMI Business GlobalX Provides Outsourced Cargo and Passenger Aircraft, Crew, Maintenance and Insurance. Customer assume Fuel, Demand and Price Risk and are typically responsible for Landing, Airport and other Operational Fees. Revenue Lower Revenue as customer pays for fuel, insurance and other expenses separately Cost Lower Costs reflecting the absence of these aforementioned operational expenses Risk Exposure The customer assumes all fuel and variable risk Charter Business GlobalX Provides Outsourced Passenger and Cargo aircraft. Customer Pays a fixed fee that covers Fuel, Insurance, Landing and other Operational Expenses. Revenue Higher Revenue reflecting the pass through of fuel, insurance and other expenses Cost Higher Costs offset the increased revenue to cover the aforementioned operational expenses Risk Exposure The carrier assumes no fuel and variable risk EXAMPLE A customer books a one-way flight from JFK to SFO six weeks from now, during a period of volatility across commodity prices and a labor shortage. Exhibit 99.3

Growth & Value Creation Rapid Growth of Air Fleet $14.3M 1 $97.3M 8 $160.1M 14 $223.8M 19 $246.3M 18 Targeted Fleet Expansion By End of 2026 25 Revenue 77% 5-Year CAGR 2021 » 2022 » 2023 » 2024 » 2025 » 2026 Exhibit 99.3

Our Operations Strategic Bases: Enhancing Efficiency & Market Reach Geographically dispersed operating bases, driven by anchor client contracts, allow us to operate a more cost effective, flexible, and reactive operation. The optimal distance for winning charter business is to quote aircraft repositioning within 3.0 hours from the starting and ending airport of each client. Having the majority of the U.S. airports within 3.0 hours of one of our operating bases creates a competitive advantage unmatched by our competitive set. With fewer reposition hours we win more business than our competitors and increase market share. Our aircraft have longer range capability (4.5 hours vs 3.0 hours), however our basing strategy maximizes reaction time. Current base locations include: Miami, FL, Alexandria, LA, Mesa, AZ and Harlingen, TX Fleet presence in multiple Southern United States bases allows: Sales efforts and pricing to be competitive for clients across the US Enhanced reaction time for immediate need contracts/IROP support for other carriers and clients Reduced time and cost in responding to internal reflow/IROP support for internal needs Reduced costs associated with crew movement, driven by local crew bases Reduced ferry cost for maintenance events Exhibit 99.3

Our Operations Where We Fly Since 2021, we have operated flights to 67+ Countries and 460+ Cities. Countries Visited Exhibit 99.3

Financials Exhibit 99.3

Financials Q3’26 Revenue of $71.8M, Operating Income of $4.0M, & EBITDA of $10.4M Q3 2026 Results $71.8M Revenue $25.7M EBITDAR* $9.0M Cash Flow Provided by Operations 9,942 Block Hours 550 Utilization (Block Hours per Available Aircraft) $14.3M Cash & Restricted Cash 18.1 Net Aircraft Available *Earnings Before Interest, Taxes, Depreciation, Amortization and Rent. Refer to “Non-GAAP Financial Measures” slide for additional information. OTCQB: JETMF, Cboe CA: JET, Cboe CA: JET.B 12 Exhibit 99.3

Q3 2026 KPIs EBITDAR $ millions Net Aircraft Available Average Utilization Per Aircraft Refer to “Non-GAAP Financial Measures” slide for additional information. Exhibit 99.3

Financials Quarterly Block Hours & Revenue Revenue in Thousands USD *Excludes sub-service hours Exhibit 99.3

Exhibit 99.3

Financials

Q3 2026 Operating Margin: U.S. Airlines

GlobalX ranked **5th of 11** U.S. airlines on Q3 2026 GAAP operating margin[1]


SkyWest
15.8%
Republic Airways
11.4%
United
8.1%
Delta
7.2%
GlobalX
5.6%
Southwest
4.5%
Alaska Air Group
1.9%
Allegiant
1.1%
American
0.7%
JetBlue
(5.1%)
Frontier
(8.0%)

Q3 2026 ($ millions)	Revenue	Operating income (loss)	Margin
SkyWest	1,117.4	176.0	15.8%
Republic Airways	553.5	63.2	11.4%
United	17,875	1,446	8.1%
Delta	20,186	1,454	7.2%
GlobalX	**71.8**	**4.0**	**5.6%**
Southwest	8,422	379	4.5%
Alaska Air Group	4,308	82	1.9%
Allegiant	961.6	10.8	1.1%
American	16,335	115	0.7%
JetBlue	2,812	(144)	(5.1%)
Frontier	1,355	(108)	(8.0%)

1 Operating margin = GAAP operating income (loss) ÷ total operating revenue for the three months ended September 30, 2026, as reported and not adjusted for special items; several carriers also report adjusted results (e.g., Delta 9.4%, United 6.9%, Southwest 5.4%, Republic 12.6%, Allegiant 3.1%). Allegiant includes Sun Country from May 13, 2026; Republic includes Mesa; Delta revenue includes third-party refinery sales. GlobalX reported no special items.
Sources: Q3 2026 earnings releases furnished on Form 8-K: Delta (Oct. 9), Alaska Air Group and United (Oct. 20), Southwest (Oct. 21), American (Oct. 22), Frontier (Oct. 28), Republic and SkyWest (Oct. 29), Allegiant (Nov. 4); JetBlue Form 10-Q; GlobalX earnings release (Nov. 4). Peer set: U.S. passenger airlines filing with the SEC whose Q3 2026 results were available as of Nov. 5, 2026.

OTCQB: JETMF, Cboe CA: JET, Cboe CA: JET.B
GLOBALX | 15

Growth & Value Creation Multiple Avenues Expected to Drive Growth & Profitability On track to expand fleet to 25 aircraft by end of 2026, having recently increased pilot headcount by 31% since December 2025 and signed leases for three ex-Spirit airframes and related engines Driving improved utilization through emphasizing high margin ACMI business Currently have 10 aircraft operating on government related contracts since April 2024 – Provides consistent and reliable foundation of revenue Expanded customer reach to include several professional sport franchises and recent international soccer tournament Advancing fleet expansion and modernization, including the addition of newer Airbus A320 aircraft and continued transition toward a hybrid ownership model to enhance operational flexibility, improve fleet reliability and support long-term profitability. Exhibit 99.3

Company Overview Investment Highlights North America’s Fastest Growing Charter Airline® Improved profitability and operating efficiency provides runway for both earnings and fleet growth Consistent Results - 8 consecutive quarters of positive EBITDA. Q3’26 Revenue increased 24% YoY to $71.8M, while EBITDA increased 144% to $10.4M, supported by improved aircraft availability and higher revenue per block hour. Committed to profitability improvements and operating leverage EBITDAR* up 25% YoY to $78.3M in FY2025 EBITDA* up ~4x YoY to $20.9M in FY2025 *Refer to “Non-GAAP Financial Measures” Slide for additional information. Exhibit 99.3

Appendix Capitalization Table Strike Expiry Common 55,014,740 Class A 5,537,313 Class B 9,015,040 Total Outstanding Shares 69,567,093 Warrants 10,195,451 $ 1.00 30-Jun-30 RSU's 1,936,952 Fully Diluted Outstanding Shares 81,699,496 As of September 30, 2026, per the Company’s Form 10-Q for the quarter ended September 30, 2026. Exhibit 99.3

Thank you! Corporate Office Global Crossing Airlines Group 4200 NW 36th Street, Building 5A Miami International Airport Miami, FL (786) 751-8550 Investor Relations Contact Sean Mansouri, CFA | Aaron D’Souza JET@elevate-ir.com (720) 330-2829 OTCQB: JETMF, Cboe CA: JET, Cboe CA: JET.B 19 Exhibit 99.3

Appendix Exhibit 99.3

Our Leadership Team Company Overview Chris Jamroz Executive Chairman The architect and operator behind some of the most successful transformations in logistics. With eight prior successful exits and nearly $10 billion in shareholder value created for financial sponsors and ownership groups, Chris Jamroz is a renowned value-unlocking specialist and Founder of LyonIX Holdings and its subsidiary funds, a private equity investments firm with holdings in Transportation & Logistics, multi-family residential and industrial real estate, and cyber security. Through its proprietary model of ultra-precise operations management, LyonIX has consistently delivered superior results and outsized returns across all modes of the supply chain, globally. Chris is Executive Chairman of the Board of Global Crossing Airlines Group Inc. (JET: NEO; JET.B: NEO; JETMF: OTCQB), a full-service passenger and cargo airline headquartered in Miami, FL. In 2021, he led the transformative pre-certification investment that enabled the formal launch of the airline's operations. Executive Chairman of the Board and CEO of Roadrunner Transportation Systems (PINK: RRTS), the transportation industry's "greatest comeback story." Roadrunner is a national asset-light Less-Than-Truckload (LTL) carrier focused on direct metro-to-metro expedite-like trucking services across North America. Chris led the sale of the business from Elliott Management to Prospero Staff, a LyonIX Holdings’ fund in 2024. Previously, Executive Chairman and CEO of Ascent Global Logistics, a prominent 3PL and the leading North American platform for expedited freight, freight forwarding and brokerage services. In his capacity as CEO, Chris led USA Jet, a U.S.-based air cargo carrier operating under both FAR Part 135 and 121 Ops Specs focused on ad-hoc charter services. Mr. Jamroz sold the business to HIG Capital in December 2023. Mr. Jamroz serves as non-Executive Director, and formerly Chairman, of the Board of CMS Info Systems Limited (CMSINFO.NSE), one of the largest secure logistics and the 5th largest ATM services companies in the world. Under Chris’ tenure, the company executed an exit for Blackstone through a sale to Bearing Private Equity Asia. Then, in 2021, Chris led the company through its IPO on the Mumbai Stock Exchange. In 2024, Chris facilitated a sell-down of the remaining stake and full exit for EQT. Previously, Chris was CEO and Executive Chairman of STG Logistics, North America’s specialty 3PL and intermodal services critical to the global supply chain. The business was sold via continuation fund structure in 2022 to a consortium of private equity firms led by Oaktree Infrastructure Fund. Prior to STG, Chris served as acting CEO and Executive Chairman of Emergent Cold, an international specialty logistics provider focused on the global cold chain. Chris led a successful sale of the business to Lineage Logistics backed by Bay Grove Capital in 2020. Mr. Jamroz was President and COO of Garda Cash Logistics, leading Garda to become the #1 currency supply chain, secure logistics and cash business services provider in North America. While at the helm, Chris secured the largest outsourcing contract in vault operation industry’s history valued at over $2 billion. In his capacity, he also oversaw the operations of Ameriflight, America’s largest Part 135 Cargo airline, with a fleet of over 230 owned fixed wing aircraft. Chris took the business private with Apax Partners in 2013 and later sold the business to Rhone Group in 2016. Prior to Garda, Chris was a top executive at one of the leading global investment banks, as the Head of JPMorgan in Canada. Exhibit 99.3

Our Leadership Team Company Overview Ryan Goepel President & CFO Mr. Goepel is a seasoned finance and operations executive with over 25 years of experience, specializing in leadership roles across a variety of industries, including LCC (Low-Cost Carrier), ACMI (Aircraft, Crew, Maintenance, and Insurance), and narrowbody charter airline operations. His career includes significant expertise in mergers and acquisitions, turnarounds, debt and equity raises and scaling up startups. Career Highlights: GlobalX Mr. Goepel is a founding shareholder and the original CFO of GlobalX, where he played a pivotal role in the company's launch, growth, and evolution. Under his leadership, GlobalX raised $60 million in debt and equity and negotiated the acquisition of 25 Airbus aircraft. He grew the company from 1 to 700 employees and helped achieve $200 million in annual revenue within the first four years. As President, starting in Q1 2024, Mr. Goepel executed a strategic transformation, quickly leading the company to profitability. Flair Airlines Mr. Goepel served as the Chief Financial Officer of Flair Airlines in Canada, where he led a major turnaround. The company went from the brink of bankruptcy to launching the first ULCC (Ultra-Low-Cost Carrier) airline in Canada. His efforts helped the company grow from a negative EBITDA of $25 million to a positive EBITDA of $30 million annually while modernizing the Boeing fleet and tripling the organization's size. ZeiTECS As CFO of ZeiTECS, a Shell Oil Ventures company, he played a critical role in growing the company from the ground up. His efforts led to the acquisition of ZeiTECS by Schlumberger, resulting in a 4x return on investment. Kellogg Brown & Root (KBR) At KBR, he served as the Controller and Business Unit Finance Leader for the KBR Services division, overseeing 12,000 employees and managing $300 million to $3 billion in global projects. Mr. Goepel led the financial integration of three major acquisitions and played a key role in the company's growth. Burger King As the Director of Global Finance at Burger King, he worked closely with private equity owners (Bain, TPG, and Goldman Sachs) to drive a financial turnaround. His work in capital spending, financial reporting, and investor relations led to a successful $600 million IPO and over $1.7 billion in new debt funding, offering a 5x return for investors. Halliburton Mr. Goepel's early career includes roles at Halliburton, where he was involved in strategic marketing for the Eurasia division and investor relations. His work in these areas helped lead Halliburton through crises, including the 2002 Iraq War contract issues and an asbestos class action lawsuit, helping recover the company's stock price three times over. Education & Credentials: Certified Management Accountant MBA, Texas A&M University BA in Political Science, University of British Columbia Mr. Goepel's extensive experience in corporate finance, leadership, and strategic growth has consistently led to successful turnarounds and significant value creation for the companies he's been involved with. Exhibit 99.3

Exhibit 99.3

Our Leadership Team (Cont'd)

Company Overview



Wendy Shapiro

SVP, Corporate Controller

- Over 20 years in Senior Finance Roles with the majority in the aviation sector
- Proven track record integrating systems and processes that deliver financial results.
- SVP Finance Transformation – Teladoc
- VP and Assistant Corporate Controller – Atlas Air



Marina Armas

Director, Operations

- Over 10 years of pilot experience in Part 121 operations
- Has logged more than 4,000 flight hours
- Certified and rated on the A320 and the CL-65
- Former GlobalX Assistant Director of Operations, and Assistant Chief Pilot
- First Officer, PSA Airlines



Brian Yount

SVP, Technical Operations

- Nearly 30 years of aviation maintenance, quality and safety leadership
- Licensed A&P Technician, Lean Green Belt and Quality Driven Management Expert
- VP, Technical Operations and Chief Inspector – Northern Air Cargo
- 19 years in maintenance, training and quality leadership – FedEx Express
- United States Air Force retiree



David Dow

VP, Sales

- Over 20 years of commercial and charter airline experience
- SVP - Elite Airways
- VP, Inflight - Elite Airways
- Director, Customer Service – Elite Airways
- Director, Commercial Sales - Marriott International

OTCQB: JETMF, Cboe CA: JET, Cboe CA: JET.B

GLOBALX | 23

Exhibit 99.3

Appendix

World Class Board of Directors



David Sandberg

- Founder and CIO of Red Oak Partners
- Former Co-Manager of JH Whitney's $300 million Green River hedge fund
- Chairman of the Board of CBA Florida, Inc.
- Board Member of GEE Group, Inc.



Cordia Harrington

- Serves on the boards of Ascent Global Logistics, Broadcrest Capital and Belmont University
- Founder and CEO of Crown Bakeries



Deb Robinson

- Board member – Via Rail Canada
- President/Founder – Bay Street HR, outsourced human resource services to start up companies



Alan Bird

- Former Advisor to CEO, Canada Jetlines and Board Member
- Former CFO Viva Aerobus; leading A320 low-cost carrier in Mexico
- Senior Advisor – Irelandia Aviation, major investor in Ryanair, Viva Colombia, Viva Peru (leading A320 LCC's)
- Former CFO Tiger Airways; leading Asia A320 LCC



Andrew Axelrod

- Managing Partner and Portfolio Manager of Axar
- Former Partner and Co-Head of North American Investments for Mount Kellett Capital Management
- Former Kohlberg Kravis Roberts & Co. L.P.
- Former The Goldman Sachs Group, Inc.

OTCQB: JETMF, Cboe CA: JET, Cboe CA: JET.B

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Appendix Balance Sheet September 30, 2026 December 31, 2025 Current Assets Cash and cash equivalents $ 13,344 $ 16,694 Restricted cash 945 3,809 Accounts receivable, net of allowance 7,109 6,782 Prepaid expenses and other current assets 5,181 3,529 Spare parts 135 405 Total Current Assets 26,714 31,219 Property and equipment, net 37,437 33,578 Finance leases, net 54,751 48,870 Operating lease right-of-use assets 83,271 72,824 Deposits 12,557 11,880 Other assets 6,095 4,681 Total Assets $ 220,825 $ 203,052 Current liabilities Accounts payable $ 16,230 $ 13,888 Accrued liabilities 36,250 28,948 Deferred revenue 8,781 16,830 Customer deposits 2,243 4,401 Current portion of note payable 2,594 3,080 Current portion of long-term operating leases 16,923 14,262 Current portion of finance leases 14,231 10,304 Total Current Liabilities 97,252 91,713 Other Liabilities Note payable, net of debt issuance costs 39,130 40,447 Long-term operating leases 66,983 59,374 Long-term finance leases 43,310 40,705 Other Liabilities 673 291 Total Other liabilities 150,096 140,817 Total Liabilities $ 247,348 $ 232,530 Total Stockholders’ Deficit (26,523) (29,478) Total Liabilities and Deficit $ 220,825 $ 203,052 Exhibit 99.3